Exhibit 1.1

INFRAREIT, INC.

(a Maryland corporation)

[ — ] Shares of Common Stock

UNDERWRITING AGREEMENT

Dated: [ — ], 2015

INFRAREIT, INC.

(a Maryland corporation)

[ — ] Shares of Common Stock

UNDERWRITING AGREEMENT

[ — ], 2015

Merrill Lynch, Pierce, Fenner & Smith

    Incorporated

Citigroup Global Markets Inc.

as Representatives of the several Underwriters

c/o	Merrill Lynch, Pierce, Fenner & Smith
Incorporated
One Bryant Park
New York, New York 10036

Ladies and Gentlemen:

InfraREIT, Inc., a Maryland corporation (the “Company”), InfraREIT Partners, LP, a Delaware limited partnership (the “Operating Partnership”), InfraREIT, L.L.C., a Delaware limited liability company (“InfraREIT LLC” and, together with the Operating Partnership and the Company, the “Transaction Entities”), and Hunt Utility Services, LLC, a Delaware limited liability company (the “Manager”) confirm their respective agreements with Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”), Citigroup Global Markets Inc. (“Citigroup”) and each of the other Underwriters named in Schedule A hereto (collectively, the “Underwriters,” which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom Merrill Lynch and Citigroup are acting as representatives (in such capacity, the “Representatives”), with respect to (i) the sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of shares of common stock, par value $0.01 per share, of the Company (“Common Stock”) set forth in Schedule A hereto and (ii) the grant by the Company to the Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of [ — ] additional shares of Common Stock. The aforesaid [ — ] shares of Common Stock (the “Initial Securities”) to be purchased by the Underwriters and all or any part of the [ — ] shares of Common Stock subject to the option described in Section 2(b) hereof (the “Option Securities”) are herein called, collectively, the “Securities.”

Capitalized terms used but not otherwise defined herein shall have the meanings given to those terms in the Prospectus (as herein defined).

As of the date hereof, Sharyland Distribution & Transmission Services, L.L.C., a Texas limited liability company and subsidiary of the Company (“SDTS”), (or one of its wholly-owned subsidiaries) is party to the Third Amended and Restated Master System Lease Agreement (McAllen Lease) and Seventh Amended and Restated Rent Supplement (McAllen Lease), the Second Amended and Restated Lease Agreement (Stanton/Brady/Celeste Lease) and Seventh Amended and Restated Rent Supplement (Stanton/Brady/Celeste Lease), the Third Amended and Restated Lease Agreement (Stanton Transmission Loop Lease) and Fourth Amended and Restated Rent Supplement (Stanton Transmission Loop Lease), the Second Amended and Restated Lease Agreement (CREZ Lease) and Fifth Amended and Restated

Rent Supplement (CREZ Lease) and the Lease Agreement (ERCOT Transmission Lease) and Second Amended and Restated Rent Supplement (ERCOT Transmission Lease) (collectively, the “Leases”) with Sharyland Utilities, L.P., a Texas limited partnership (“Sharyland Utilities”), or one of its subsidiaries, pursuant to which Sharyland Utilities and its subsidiaries lease all of the Company’s transmission and distribution assets. Immediately prior to the effectiveness of the Registration Statement (as defined below), (i) the Company and the Operating Partnership entered into a management agreement (the “Management Agreement”) with the Manager, which will become effective at the Closing Time (as defined below) and pursuant to which the Company will be externally managed by the Manager, (ii) the Company and the Operating Partnership entered into a development agreement (the “Development Agreement”) with Hunt Transmission Services, L.L.C., a Delaware limited liability company (the “Developer”), and Sharyland Utilities, which will become effective at the Closing Time and pursuant to which the Company will be entitled to certain acquisition rights with respect to interests in electric utility transmission and distribution assets developed by the Developer, (iii) the Company entered into a delegation agreement (the “Delegation Agreement”) with Sharyland Utilities, which will become effective at the Closing Time and pursuant to which Sharyland Utilities will delegate certain authority it holds as managing member of SDTS to the Company and (iv) Transmission and Distribution Company, L.L.C., a Texas limited liability company and subsidiary of the Company (“TDC”), and Sharyland Utilities entered into the Third Amended and Restated Company Agreement of SDTS (the “SDTS Company Agreement”), which will become effective at the Closing Time and pursuant to which SDTS owns, directly or indirectly, all of the Company’s transmission and distribution assets.

Immediately prior to the effectiveness of the Registration Statement, (i) InfraREIT LLC effected a reverse share split whereby each holder of the limited liability company interests of InfraREIT LLC designated “common shares” (the “Common Shares”) and limited liability company interests of InfraREIT LLC designated “Class C common shares” (the “Class C Common Shares”) received [ — ] Common Shares or [ — ] Class C Common Shares, as applicable, in exchange for each such Common Share or Class C Common Share it held immediately prior to such time (the “Reverse Share Split”), (ii) the Operating Partnership effected a reverse unit split whereby(x) each holder of Class A units representing partnership interests in the Operating Partnership (“Class A Units”), Class B units representing partnership interests in the Operating Partnership (“Class B Units”), Class C units representing partnership interests in the Operating Partnership (“Class C Units” and, together with the Class A Units and Class B Units, the “Classified Units”) and LTIP units representing profit interests in the Operating Partnership (“LTIP Units”) received [ — ] Class A Units, Class B Units, Class C Units or LTIP Units, as applicable, in exchange for each such Classified Unit or LTIP Unit it held immediately prior to such time (the “Reverse Unit Split”) and (y) in the case of InfraREIT LLC, in its capacity as the general partner of the Operating Partnership, an additional number of Class A Units and Class C Units were issued to account for the rounding resulting from the Reverse Share Split and (iii) the Company issued [ — ] shares of Common Stock to Hunt-InfraREIT, L.L.C., a Delaware limited liability company (“Hunt-InfraREIT”), and Hunt-InfraREIT then immediately transferred 75,000 shares of Common Stock to OpTrust N.A. Holdings Trust.

Immediately after the Closing Time, as an accelerated payment of a portion of the carried interest anticipated to be owed to Hunt-InfraREIT by investors in InfraREIT LLC, the Operating Partnership will issue to Hunt-InfraREIT [ — ] common units of limited partner interest in the Operating Partnership (“Common Units” and, together with the Classified Units and the LTIP Units, the “Units”) and [ — ] Class A Units held by InfraREIT LLC in the Operating Partnership and [ — ] Common Shares held by investors in InfraREIT LLC will be cancelled. Immediately after the transaction described in the preceding sentence, InfraREIT LLC will merge with and into the Company, with the Company surviving as a Maryland corporation (the “Merger”). Pursuant to the Merger, (x) holders of [ — ] Common Shares will receive cash consideration for each such Common Share equal to the purchase price per share for the Initial Securities to be paid by the Underwriters as set forth in Schedule A hereto, (y) holders of the remaining [ — ] Common Shares will receive an aggregate of [ — ] shares of Class A common stock, par value $0.01 per share, of the Company (“Class A Common Stock”) and [ — ] shares of redeemable Class A common stock, par value $0.01 per share, of the Company (“Redeemable Class A Common Stock”), and (z) holders of [ — ] Class C Common Shares will receive an aggregate of [ — ] shares of Class C common stock, par value $0.01 per share, of the Company (“Class C Common Stock” and, together with the Class A Common Stock and Redeemable Class A Common Stock, if any, the “Classified Common Stock”). Shares of Redeemable Class A Common Stock will only be issued to the extent the Underwriters have not exercised in full their option to purchase Option Securities prior to the Merger and will be redeemable by the Company at a price per share equal to the purchase price per share for the Initial Securities to be paid by the Underwriters as set forth in Schedule A hereto if the Underwriters’ option to purchase Option Securities is exercised at any time after the Merger and prior to the end of the 30-day period following the date hereof as set forth in Section 2(b). Immediately after the Closing Time and simultaneously with the Merger, the Company will issue [ — ] shares Common Stock to Hunt-InfraREIT in exchange for [ — ] OP Units tendered for redemption by Hunt-InfraREIT. Concurrently with the Merger, the Company will purchase [ — ] Common Shares held by a trust for the benefit of a charitable beneficiary and will issue to such trust a promissory note in the principal amount of approximately $66.5 million (the “Promissory Note”). The trust will immediately transfer the Promissory Note to Marubeni Corporation or its designated affiliate, and, immediately following receipt of the Promissory Note, MC Transmission Holdings, Inc., a wholly owned subsidiary of Marubeni Corporation, will purchase [ — ] Common Units from the Operating Partnership, in consideration for the assignment of the Promissory Note to the Operating Partnership. The Promissory Note will then be transferred by the Operating Partnership to the Company in exchange for the redemption of Common Units held by the Company and the subsequent cancellation of the Promissory Note by the Company.

Approximately 32 days after the Closing Time (or, if later, the date on which the closing of the sale of Option Securities occurs, if the Underwriters exercise their option to purchase Option Securities at any time after the Merger and prior to the end of the 30-day period following the date hereof as set forth in Section 2(b)), the Company will calculate the unaccelerated portion of the carried interest owed by investors in InfraREIT LLC to Hunt-InfraREIT. If Hunt-InfraREIT is owed additional carry, the Operating Partnership will issue to Hunt-InfraREIT additional Common Units and an equal number of shares of Class A Common Stock and Class C Common Stock held by investors in InfraREIT LLC will be cancelled. If Hunt has received excess carry, it will pay cash to certain of such investors in an amount equal to the weighted average daily market price of a share of Common Stock during the 10 consecutive trading days ending on the 30th day following the Closing Time for each Common Unit it received in the advance settlement of the carry to which it would not have otherwise been entitled. Immediately upon settlement of the unaccelerated portion of the carried interest owed by investors in InfraREIT LLC to Hunt-InfraREIT, all remaining shares of Class A Common Stock, Redeemable Class A Common Stock (if any) and Class C Common Stock will be converted on a one-for-one basis into shares of Common Stock. The transactions set forth in this and the preceding two paragraphs, as more particularly described in the Registration Statement, the General Disclosure Package and the Prospectus under the heading “Description of Our Capital Stock—Reorganization,” are referred to herein as the “Reorganization,” and all documents, agreements and instruments entered into in connection therewith are referred to herein as the “Reorganization Documents.”

The Transaction Entities understand that the Underwriters propose to make a public offering of the Securities as soon as the Representatives deem advisable after this Agreement has been executed and delivered, and at the Closing Time, the Underwriters will purchase the Securities and the Company will contribute the proceeds it receives from the sale of the Securities not being paid as consideration in the Merger to the Operating Partnership in exchange for Common Units (the foregoing transactions, as more particularly described in the Registration Statement, the General Disclosure Package and the Prospectus, are referred to herein as the “Transactions”). This Agreement, the Management Agreement, the

Development Agreement, the Delegation Agreement, the SDTS Company Agreement, the Leases, the Operating Partnership Agreement (as defined below), the Amended Operating Partnership Agreement (as defined below) and the Registration Rights Agreement (as defined below) are herein referred to as the “Operative Documents.”

The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-11 (No. 333-201106), including the related preliminary prospectus or prospectuses, covering the registration of the sale of the Securities under the Securities Act of 1933, as amended (the “1933 Act”). Promptly after execution and delivery of this Agreement, the Company will prepare and file a prospectus in accordance with the provisions of Rule 430A (“Rule 430A”) of the rules and regulations of the Commission under the 1933 Act (the “1933 Act Regulations”) and Rule 424(b) (“Rule 424(b)”) of the 1933 Act Regulations. The information included in such prospectus that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective pursuant to Rule 430A(b) is herein called the “Rule 430A Information.” Such registration statement, including the amendments thereto, the exhibits thereto and any schedules thereto, at the time it became effective, and including the Rule 430A Information, is herein called the “Registration Statement.” Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is herein called the “Rule 462(b) Registration Statement” and, after such filing, the term “Registration Statement” shall include the Rule 462(b) Registration Statement. Each prospectus used prior to the effectiveness of the Registration Statement, and each prospectus that omitted the Rule 430A Information that was used after such effectiveness and prior to the execution and delivery of this Agreement, is herein called a “preliminary prospectus.” The final prospectus, in the form first furnished to the Underwriters for use in connection with the offering of the Securities, is herein called the “Prospectus.” For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system or any successor system (“EDGAR”).

As used in this Agreement:

“Applicable Time” means [[ — ]:00 P./A.M.], New York City time, on [ — ], 2015 or such other time as agreed by the Company and the Representatives.

“General Disclosure Package” means any Issuer General Use Free Writing Prospectuses issued at or prior to the Applicable Time, the most recent preliminary prospectus that is distributed to investors prior to the Applicable Time and the information included on Schedule B-1 hereto, all considered together.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the 1933 Act Regulations (“Rule 433”), including without limitation any “free writing prospectus” (as defined in Rule 405 of the 1933 Act Regulations (“Rule 405”)) relating to the Securities that is (i) required to be filed with the Commission by the Company, (ii) a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission, or (iii) exempt from filing with the Commission pursuant to Rule 433(d)(5)(i) because it contains a description of the Securities or of the offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g).

“Issuer General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors (other than a “bona fide electronic road show,” as defined in Rule 433 (the “Bona Fide Electronic Road Show”)), as evidenced by its being specified in Schedule B-2 hereto.

“Issuer Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not an Issuer General Use Free Writing Prospectus.

“Testing-the-Waters Communication” means any oral or written communication with potential investors undertaken in reliance on Section 5(d) of the 1933 Act.

“Written Testing-the-Waters Communication” means any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the 1933 Act.

SECTION 1. Representations and Warranties.

(a) Representations and Warranties by the Transaction Entities. Each of the Transaction Entities, jointly and severally, represents and warrants to each Underwriter as of the date hereof, the Applicable Time, the Closing Time and any Date of Delivery (as defined below), and agrees with each Underwriter, as follows:

(i) Registration Statement and Prospectuses. Each of the Registration Statement and any amendment thereto has become effective under the 1933 Act. No stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued under the 1933 Act, no order preventing or suspending the use of any preliminary prospectus or the Prospectus has been issued and no proceedings for any of those purposes have been instituted or are pending or, to the Company’s knowledge, contemplated. The Company has complied with each request (if any) from the Commission for additional information.

Each of the Registration Statement and any post-effective amendment thereto, at the time it became effective, complied in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations. Each preliminary prospectus, the Prospectus and any amendment or supplement thereto, at the time each was filed with the Commission, complied in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations. Each preliminary prospectus delivered to the Underwriters for use in connection with this offering and the Prospectus was or will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(ii) Accurate Disclosure. Neither the Registration Statement nor any amendment thereto, at its effective time, at the Closing Time or at any Date of Delivery, contained, contains or will contain an untrue statement of a material fact or omitted, omits or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. As of the Applicable Time, neither (A) the General Disclosure Package nor (B) any individual Issuer Limited Use Free Writing Prospectus, when considered together with the General Disclosure Package, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Neither the Prospectus nor any amendment or supplement thereto (including any prospectus wrapper), as of its issue date, at the time of any filing with the Commission pursuant to Rule 424(b), at the Closing Time or at any Date of Delivery, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement (or any amendment thereto), the General Disclosure Package or the Prospectus (or any amendment or supplement thereto) made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use therein. For purposes of this Agreement, the only information so furnished shall be the information in the first paragraph under the heading “Underwriting–Commissions and Discounts,” the information in the fourth paragraph under the heading “Underwriting–NYSE Listing,” the information in the second, third and fourth paragraphs under the heading “Underwriting–Price Stabilization, Short Positions and Penalty Bids” and the information under the heading “Underwriting–Electronic Distribution” in each case contained in the Prospectus (collectively, the “Underwriter Information”).

(iii) Issuer Free Writing Prospectuses. No Issuer Free Writing Prospectus conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, and any preliminary or other prospectus deemed to be a part thereof that has not been superseded or modified. The Company has made available a Bona Fide Electronic Road Show in compliance with Rule 433(d)(8)(ii) such that no filing of any “road show” (as defined in Rule 433(h)) is required in connection with the offering of the Securities.

(iv) Testing-the-Waters Materials. The Company (A) has not engaged in any Testing-the-Waters Communication and (B) has not authorized anyone to engage in Testing-the-Waters Communications. The Company has not distributed any Written Testing-the-Waters Communications.

(v) Company Not Ineligible Issuer. At the time of filing the Registration Statement and any post-effective amendment thereto, at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the 1933 Act Regulations) of the Securities and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405, without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an ineligible issuer.

(vi) Emerging Growth Company Status. From the time of the initial confidential submission of the Registration Statement to the Commission through the date hereof, the Company has been and is an “emerging growth company,” as defined in Section 2(a) of the Securities Act (an “Emerging Growth Company”).

(vii) Independent Accountants. The accountants who certified the financial statements and supporting schedules of InfraREIT LLC and its consolidated subsidiaries included in the Registration Statement, the General Disclosure Package and the Prospectus are independent public accountants as required by the 1933 Act, the 1933 Act Regulations and the Public Accounting Oversight Board.

(viii) Financial Statements; Non-GAAP Financial Measures. (A) The financial statements of the Company included in the Registration Statement, the General Disclosure Package and the Prospectus, together with the related notes, present fairly in all material respects the financial position of the Company at the dates indicated and the statements of operations, stockholder’s equity and cash flows of the Company for the periods specified, and said financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved, (B) the financial statements of InfraREIT LLC and its consolidated subsidiaries included in the Registration Statement, the General Disclosure Package and the Prospectus, together with the related schedules and notes, present fairly in all material respects the financial position of InfraREIT LLC and its consolidated subsidiaries at the dates indicated and the statements of operations, members’ capital and cash flows of InfraREIT LLC and its consolidated subsidiaries for the periods specified, and said financial statements have been prepared in conformity with GAAP applied on a consistent basis throughout the periods involved and (C) to the Company’s knowledge, the financial statements of Sharyland Utilities and its consolidated subsidiaries included in the Registration Statement, the General Disclosure Package and the Prospectus, together with the related schedules and notes, present fairly in all material respects the financial position of Sharyland Utilities and its consolidated subsidiaries at the dates indicated and the statements of operations, partners’ deficit and cash flows of Sharyland Utilities and its consolidated subsidiaries for the periods specified, and, to the Company’s knowledge, said financial statements have been prepared in conformity with GAAP applied on a consistent basis throughout the periods involved. The supporting schedules of InfraREIT LLC and its consolidated subsidiaries present fairly in all material respects in accordance with GAAP the information required to be stated therein. The financial data and information included in the Registration Statement, the General Disclosure Package and the Prospectus under the headings “Prospectus Summary—Selected Summary Historical Selected Financial Data,” “Selected Financial Information” and, to the Company’s knowledge, “Financial Information Related to Our Tenant” present fairly in all material respects the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included therein. The pro forma financial statements and the related notes thereto included in the Registration Statement, the General Disclosure Package and the Prospectus present fairly in all material respects the information shown therein, have been prepared in all material respects in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. Except as included therein, no historical or pro forma financial statements or supporting schedules are required to be included or incorporated by reference in the Registration Statement, the General Disclosure Package or the Prospectus under the 1933 Act or the 1933 Act Regulations. All disclosures contained in the Registration Statement, the General Disclosure Package or the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply in all material respects with Regulation G of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and Item 10 of Regulation S-K of the 1933 Act, to the extent applicable.

(ix) No Material Adverse Change in Business. Except as otherwise stated therein, since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, (A) there has been no material adverse change in or affecting any of the rate-regulated electric transmission and distribution assets described in the General Disclosure Package and the Prospectus as owned or leased by the Transaction Entities or their subsidiaries (the “Assets”) or in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Transaction Entities and their subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a “Material Adverse Effect”), (B) there have been no transactions entered into by any of the Transaction Entities or any of their subsidiaries, other than those in the ordinary course of business, which are material with respect to the Transaction Entities and their subsidiaries considered as one enterprise, and (C) except for regular dividends on the Common Shares and the Classified Units, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

(x) Good Standing of the Company. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Maryland and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus and to enter into and perform its obligations (A) under this Agreement, the other Operative Documents and the Reorganization Documents to which it is a party and (B) in connection with the Transactions and Reorganization; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not reasonably be expected to have a Material Adverse Effect.

(xi) Good Standing of the Operating Partnership. The Operating Partnership has been duly formed and is validly existing as a limited partnership in good standing under the laws of the State of Delaware and has limited partnership power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus and to enter into and perform its obligations (A) under this Agreement, the other Operative Documents and the Reorganization Documents to which it is a party and (B) in connection with the Transactions and Reorganization; and the Operating Partnership is duly qualified as a foreign limited partnership to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not reasonably be expected to have a Material Adverse Effect. The Company is the sole general partner of the Operating Partnership. At the Closing Time, the Second Amended Agreement of Limited Partnership of the Operating Partnership in the form provided to you prior to the date hereof (the “Operating Partnership Agreement”), will be in full force and effect. Approximately thirty-two days after the Closing Time (or, if later, the date on which the closing of the sale of Option Securities occurs, if the Underwriters exercise their option to purchase Option Securities at any time after the Merger and prior to the end of the 30-day period following the date hereof as set forth in Section 2(b)), the aggregate percentage interests of the Company and the limited partners in the Operating Partnership will be adjusted in the manner described in the Prospectus and, approximately thirty-three days after the Closing Time (or, if later, within one day of the date on which the closing of the sale of Option Securities occurs, if the Underwriters exercise their option to purchase Option Securities at any time after the Merger and prior to the end of the 30-day period following the date hereof as set forth in Section 2(b)) the Third Amended Agreement of Limited Partnership of the Operating Partnership substantially in the form provided to you prior to the date hereof (the “Amended Operating Partnership Agreement”) will be in full force and effect.

(xii) Good Standing of Subsidiaries. Each “significant subsidiary” of the Company (as such term is defined in Rule 1-02 of Regulation S-X) (each, a “Subsidiary” and, collectively, the “Subsidiaries”) has been duly organized and is validly existing in good standing or equivalent status under the laws of the jurisdiction of its organization, has all requisite power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus and to enter into and perform its obligations under the Operative Documents and the Reorganization Documents to which it is a party and is duly qualified to transact business and is in good standing or equivalent status in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not reasonably be expected to have a Material Adverse Effect. Except as otherwise disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, all of the issued and outstanding equity interests of each Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable (except as such non-assessability may be affected by Sections 101.114, 101.153 and 101.206 of the Texas Business Organizations Code) and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity. None of the outstanding equity interests of any Subsidiary were issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary. The only subsidiaries of the Company are the subsidiaries listed on Exhibit 21 to the Registration Statement.

(xiii) Capitalization. The authorized, issued and outstanding members’ capital of InfraREIT LLC is as set forth in the Registration Statement, the General Disclosure Package and the Prospectus in

the column entitled “Actual” under the caption “Capitalization” (except for subsequent issuances, if any, pursuant to this Agreement, pursuant to reservations, agreements or employee benefit plans referred to in the Registration Statement, the General Disclosure Package and the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Registration Statement, the General Disclosure Package and the Prospectus). The authorized capital stock of the Company is as set forth in the Registration Statement, the General Disclosure Package and the Prospectus under the caption “Description of Our Capital Stock—Authorized Shares.” Immediately prior to the execution of this Agreement, InfraREIT LLC had outstanding [ — ] Common Shares and [ — ] Class C Common Shares and the Company had outstanding [ — ] shares of Common Stock. The outstanding members’ capital of InfraREIT LLC and the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable (except as such non-assessability may be affected by Sections 18-607 and 18-804 of the Delaware Limited Liability Company Act). None of the outstanding members’ capital of InfraREIT LLC or the outstanding shares of capital stock of the Company were issued in violation of the preemptive or other similar rights of any securityholder of InfraREIT LLC or the Company, respectively.

(xiv) Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by each of the Transaction Entities.

(xv) Authorization and Enforceability of Operative Documents. (A) At or prior to the Closing Time, the Operating Partnership Agreement will have been duly and validly authorized, executed and delivered by each of the Transaction Entities (and, to the knowledge of the Transaction Entities, by each other party thereto) and will be a valid and binding agreement of each of the Transaction Entities (and, to the knowledge of the Transaction Entities, of each other party thereto), enforceable against each of the Transaction Entities in accordance with its terms; (B) approximately thirty-three days after the Closing Time (or, if later, within one day of the date on which the closing of the sale of Option Securities occurs, if the Underwriters exercise their option to purchase Option Securities at any time after the Merger and prior to the end of the 30-day period following the date hereof as set forth in Section 2(b)), the Amended Operating Partnership Agreement will have been duly and validly authorized, executed and delivered by each of the Company and the Operating Partnership (and, to the knowledge of the Transaction Entities, by each other party thereto) and will be a valid and binding agreement of each of the Company and the Operating Partnership (and, to the knowledge of the Transaction Entities, of each other party thereto), enforceable against each of the Company and the Operating Partnership in accordance with its terms; (C) each of the Management Agreement and the Development Agreement has been duly authorized, executed and delivered by each of the Company and the Operating Partnership (and, to the knowledge of the Transaction Entities, by each other party thereto) and, at the Closing Time, will be a valid and binding agreement of each of the Company and the Operating Partnership (and, to the knowledge of the Transaction Entities, of each other party thereto), enforceable against each of the Company and the Operating Partnership in accordance with its terms; (D) the Delegation Agreement has been duly authorized, executed and delivered by the Company (and, to the knowledge of the Transaction Entities, by each other party thereto) and, at the Closing Time, will be a valid and binding agreement of the Company (and, to the knowledge of the Transaction Entities, of each other party thereto), enforceable against the Company in accordance with its terms; (E) the SDTS Company Agreement has been duly authorized, executed and delivered by TDC (and, to the knowledge of the Transaction Entities, by each other party thereto) and, at the Closing Time, will be a valid and binding agreement of TDC (and, to the knowledge of the Transaction Entities, of each other party thereto), enforceable against TDC in accordance with its terms; (F) each of the Leases has been duly authorized, executed and delivered by SDTS (or its applicable wholly-owned subsidiary) (and, to the knowledge of the Transaction Entities, by each other party thereto) and, at the Closing Time, will be a valid and binding agreement of SDTS (or its wholly-owned subsidiary, as applicable) (and, to the knowledge of the Transaction Entities, of each other party thereto), enforceable against SDTS in accordance with its terms; and (G) the Amended and Restated Registration Rights

Agreement (the “Registration Rights Agreement”) has been duly authorized, executed and delivered by the Company (and, to the knowledge of the Transaction Entities, by each other party thereto) and, at the Closing Time, will be a valid and binding agreement of the Company (and, to the knowledge of the Transaction Entities, of each other party thereto), enforceable against the Company in accordance with its terms, except in each case as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws relating to or affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity and, with respect to equitable relief, the discretion of the court before which any proceeding therefor may be brought (regardless of whether enforcement is sought in a proceeding at law or in equity), and with respect to indemnification thereunder, except as rights may be limited by applicable law or policies underlying such law.

(xvi) Authorization and Enforceability of Reorganization Documents. At or prior to the Closing Time, each of the Reorganization Documents will have been duly and validly authorized and, when executed and delivered by each of the Transaction Entities, to the extent a party thereto (and, to the knowledge of the Transaction Entities, by each other party thereto) in connection with the Reorganization, will be a valid and binding agreement of each of the Transaction Entities, to the extent a party thereto (and, to the knowledge of the Transaction Entities, of each other party thereto), enforceable against each of the Transaction Entities, to the extent a party thereto (and, to the knowledge of the Transaction Entities, of each other party thereto), in accordance with its terms, except in each case as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws relating to or affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity and, with respect to equitable relief, the discretion of the court before which any proceeding therefor may be brought (regardless of whether enforcement is sought in a proceeding at law or in equity), and with respect to indemnification thereunder, except as rights may be limited by applicable law or policies underlying such law.

(xvii) Authorization and Description of Securities. The issuance by InfraREIT LLC of Common Shares and Class C Common Shares in connection with the Reverse Share Split was exempt from the registration requirements of the 1933 Act and applicable state securities, real estate syndication and blue sky laws. The Classified Common Stock conforms to all statements relating thereto contained in the Registration Statement, the General Disclosure Package and the Prospectus and such description conforms to the rights set forth in the instruments defining the same. The Securities to be purchased by the Underwriters from the Company have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and fully paid and non-assessable; and the issuance of the Securities is not subject to the preemptive or other similar rights of any securityholder of the Company. The Common Stock conforms to all statements relating thereto contained in the Registration Statement, the General Disclosure Package and the Prospectus and such description conforms to the rights set forth in the instruments defining the same. No holder of Securities will be subject to personal liability by reason of being such a holder.

(xviii) Authorization and Description of Units. The Classified Units and the LTIP Units have been duly authorized for issuance by the Operating Partnership and the Company, as its general partner, and validly issued. The issuance by the Operating Partnership of the Classified Units and LTIP Units in connection with the Reverse Unit Split was exempt from the registration requirements of the 1933 Act and applicable state securities, real estate syndication and blue sky laws, and was not in violation of the preemptive or other similar rights of any security holder of the Operating Partnership. The terms of the Classified Units and the LTIP Units conform in all material respects to statements and descriptions related thereto contained in each of the Registration Statement, the General Disclosure Package and the Prospectus and such description conforms to the rights set forth in the instruments defining the same. The

Common Units to be issued in the Transactions have been duly authorized for issuance by the Operating Partnership and the Company, as its general partner, and, at the Closing Time, will be validly issued. The Common Units to be issued in the Reorganization have been duly authorized for issuance by the Operating Partnership and the Company, as its general partner, and, when issued and delivered pursuant to the Operating Partnership Agreement, will be validly issued. The issuance by the Operating Partnership of the Common Units in connection with the Transactions and the Reorganization are exempt from the registration requirements of the 1933 Act and applicable state securities, real estate syndication and blue sky laws, and are not in violation of the preemptive or other similar rights of any securityholder of the Operating Partnership. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, no Units are reserved for any purpose and there are no outstanding securities convertible into or exchangeable for any Units and no outstanding options, rights (preemptive or otherwise) or warrants to purchase or subscribe for Units or other securities of the Operating Partnership. The terms of the Common Units conform in all material respects to statements and descriptions related thereto contained in each of the Registration Statement, the General Disclosure Package and the Prospectus and such description conforms to the rights set forth in the instruments defining the same.

(xix) Registration Rights. There are no persons with registration rights or other similar rights to have any securities registered for sale pursuant to the Registration Statement or otherwise registered for sale or sold by the Company under the 1933 Act pursuant to this Agreement.

(xx) Absence of Violations, Defaults and Conflicts. None of the Transaction Entities nor any of their respective subsidiaries is (A) in violation of its charter, bylaws, certificate of limited partnership, agreement of limited partnership or similar organizational document, (B) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which any of the Transaction Entities or any of their subsidiaries is a party or by which it or any of them may be bound or to which any of the Assets or any other assets of the Transaction Entities or any of their subsidiaries is subject (collectively, “Agreements and Instruments”), except for such defaults that would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect, or (C) in violation of any law, statute, rule, regulation, judgment, order, writ or decree of any arbitrator, court, governmental body, regulatory body, administrative agency or other authority, body or agency having jurisdiction over any of the Transaction Entities or any of their subsidiaries or any of their respective properties, assets or operations (each, a “Governmental Entity”), except for such violations that would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect. The execution, delivery and performance of this Agreement, the other Operative Documents and the Reorganization Documents and the consummation of the transactions contemplated herein and therein and in the Registration Statement, the General Disclosure Package and the Prospectus (including the issuance and sale of the Securities to be purchased by the Underwriters from the Company and the use of the proceeds from the sale thereof as described therein under the caption “Use of Proceeds”) and compliance by the Transaction Entities, TDC and SDTS with their respective obligations hereunder and thereunder, to the extent a party thereto, have been duly authorized by all necessary action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Transaction Entities or any of their subsidiaries pursuant to, the Agreements and Instruments (except for such conflicts, breaches, defaults or Repayment Events or liens, charges or encumbrances that would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect), nor will such action result in any violation of the provisions of (i) the charter, bylaws, certificate of formation, limited liability company agreement, certificate of limited partnership, agreement of limited partnership or similar organizational document of the Transaction Entities or any of their subsidiaries or (ii) any law, statute, rule, regulation, judgment, order, writ or decree of any Governmental Entity, except in the case of clause (ii), for any such violation that would not reasonably be expected to have a Material Adverse Effect. As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Transaction Entities or any of their subsidiaries.

(xxi) Absence of Labor Dispute. The Transaction Entities are not aware of any existing or imminent labor disturbance by the employees of Sharyland Utilities or its subsidiaries, which would reasonably be expected to have a Material Adverse Effect.

(xxii) Absence of Proceedings. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there is no action, suit, proceeding, inquiry or investigation before or brought by any Governmental Entity now pending or, to the knowledge of the Transaction Entities, threatened against or affecting any of the Transaction Entities or any of their subsidiaries, which would reasonably be expected to have a Material Adverse Effect, or which might materially and adversely affect their respective properties or assets or the consummation of the Transactions or the Reorganization or the performance by any of the Transaction Entities, TDC or SDTS of their respective obligations hereunder or under the Operative Documents or the Reorganization Documents, to the extent a party thereto; and the aggregate of all pending legal or governmental proceedings to which any of the Transaction Entities or any such subsidiary is a party or of which any of their respective properties or assets is the subject which are not described in the Registration Statement, the General Disclosure Package and the Prospectus, including ordinary routine litigation incidental to the business, would not reasonably be expected to have a Material Adverse Effect.

(xxiii) Accuracy of Exhibits. There are no contracts or documents which are required to be described in the Registration Statement, the General Disclosure Package or the Prospectus or to be filed as exhibits to the Registration Statement which have not been so described and filed as required.

(xxiv) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any Governmental Entity is necessary or required for the performance by the Transaction Entities of their respective obligations hereunder, in connection with the offering, issuance or sale of the Securities hereunder or the consummation by the Transaction Entities, TDC or SDTS of the transactions contemplated by this Agreement, the Operative Documents or the Reorganization Documents, to the extent a party thereto, except such as have been already obtained or as may be required under the 1933 Act, the 1933 Act Regulations, the rules of the New York Stock Exchange, state securities laws or the rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

(xxv) Possession of Licenses and Permits. The Transaction Entities and their subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate Governmental Entities necessary to conduct the business now operated by them, except where the failure so to possess would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each of the Transaction Entities and its subsidiaries are in compliance with the terms and conditions of all Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect. All of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect. None of the Transaction Entities nor any of their respective subsidiaries has received any notice of proceedings relating to the revocation or modification of any Governmental Licenses which, singly or in the aggregate, if the subject of an adverse decision, ruling or finding, would reasonably be expected to have a Material Adverse Effect.

(xxvi) Title to Property. Each of the Transaction Entities and its subsidiaries, as applicable, have good and marketable title to all Assets and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (A) are described in the Registration Statement, the General Disclosure Package and the Prospectus or (B) do not, singly or in the aggregate, materially affect the value of such Assets or property and do not materially interfere with the use made and proposed to be made of such Assets or property by each of the Transaction Entities and or any of its subsidiaries; and all of the leases and subleases material to the business of the Transaction Entities and their subsidiaries, considered as one enterprise, and under which any of the Transaction Entities or any of their subsidiaries holds properties described in the Registration Statement, the General Disclosure Package or the Prospectus, are in full force and effect, and neither the Transaction Entities nor any such subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of any of the Transaction Entities or any subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of any of the Transaction Entities or such subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

(xxvii) Possession of Intellectual Property. Each Transaction Entity and its subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, “Intellectual Property”) reasonably necessary to carry on the business now operated by them, and none of the Transaction Entities nor any of their subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its subsidiaries therein, and which infringement or conflict (if the subject of any adverse decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

(xxviii) Environmental Laws. Except as described in the Registration Statement, the General Disclosure Package and the Prospectus or as would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect, (A) none of the Transaction Entities nor any of their respective subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or, to the Company’s knowledge, threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, asbestos-containing materials or mold (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (B) the Transaction Entities and their subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or, to the Company’s knowledge, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against any of the Transaction Entities or any of their subsidiaries and (D) there are no events or circumstances that would reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or Governmental Entity, against or affecting any of the Transaction Entities or any of their subsidiaries relating to Hazardous Materials or any Environmental Laws.

(xxix) Accounting Controls. The Company and each of its subsidiaries maintain effective internal control over financial reporting (as defined under Rule 13a-15 and 15d-15 under the 1934 Act and the rules and regulations of the Commission under the 1934 Act (the “1934 Act Regulations”)) and a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, since the end of the Company’s most recent audited fiscal year, there has been (1) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (2) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting. To the knowledge of the Transaction Entities, except as described in the Registration Statement, the General Disclosure Package and the Prospectus, since the end of Sharyland Utilities’ most recent audited fiscal year, there has been no material weakness in Sharyland Utilities’ internal control over financial reporting (whether or not remediated).

(xxx) Payment of Taxes. All United States federal income tax returns of the Company and its subsidiaries required by law to be filed have been filed in a timely manner, all such tax returns are correct and complete in all material respects, and all taxes shown by such returns or otherwise assessed, which are due and payable, have been paid, except assessments against which appeals have been or will be promptly taken and as to which adequate reserves have been established by the Company. The Company and its subsidiaries have filed in a timely manner all other tax returns that are required to have been filed by them pursuant to applicable foreign, state, local or other law except insofar as the failure to file such returns would not reasonably be expected to have a Material Adverse Effect, all such tax returns are correct and complete in all material respects, and the Company and its subsidiaries have paid all taxes due pursuant to such returns or pursuant to any assessment received by the Company and its subsidiaries, except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been established by the Company. The charges, accruals and reserves on the books of the Company in respect of any tax liability for any years not finally determined are adequate to meet any assessments or re-assessments for additional tax for any years not finally determined, except to the extent of any inadequacy that would not reasonably be expected to have a Material Adverse Effect. No tax deficiency has been asserted against the Company or any of its subsidiaries, nor does the Company or any of its subsidiaries know of any tax deficiency that is likely to be asserted against the Company or any of its subsidiaries, except to the extent of any deficiency that would not reasonably be expected to have a Material Adverse Effect. For purposes of this paragraph, references to the Company and its subsidiaries include InfraREIT LLC and its subsidiaries.

(xxxi) Insurance. The Transaction Entities and their subsidiaries carry or are entitled to the benefits of insurance, with financially sound and reputable insurers, in such amounts and covering such risks as is generally maintained by companies of established repute engaged in the same or similar business, and all such insurance is in full force and effect. The Transaction Entities have no reason to believe that they or any of their subsidiaries will not be able (A) to renew its existing insurance coverage as and when such policies expire or (B) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not reasonably be expected to have a Material Adverse Effect.

(xxxii) Investment Company Act. None of the Transaction Entities is required, nor upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Registration Statement, the General Disclosure Package and the Prospectus will be required, to register as an “investment company” under the Investment Company Act of 1940, as amended (the “1940 Act”).

(xxxiii) Absence of Manipulation. None of the Transaction Entities nor any their respective affiliates has taken, directly or indirectly, nor will any of the Transaction Entities or their respective affiliates take, directly or indirectly, any action which is designed, or would be expected, to cause or result in, or which constitutes, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or to result in a violation of Regulation M under the 1934 Act.

(xxxiv) Foreign Corrupt Practices Act. None of the Transaction Entities, nor any of their subsidiaries nor, to the knowledge of any of the Transaction Entities, any director, officer, agent, employee, controlled affiliate or other representative acting on behalf of any of the Transaction Entities or any of their subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA, and each of the Transaction Entities and, to the knowledge of each of the Transaction Entities, their controlled affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(xxxv) Money Laundering Laws. The operations of the Transaction Entities and their subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Entity (collectively, the “Money Laundering Laws”); and no action, suit or proceeding by or before any Governmental Entity involving any of the Transaction Entities or any of their subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of any of the Transaction Entities, threatened.

(xxxvi) OFAC. None of the Transaction Entities, nor any of their subsidiaries nor, to the knowledge of any of the Transaction Entities, any director, officer, agent, employee, affiliate or representative of any of the Transaction Entities or any of their subsidiaries is an individual or entity (“Person”) currently the subject or target of any sanctions administered or enforced by the United States Government, including, without limitation, the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), the United Nations Security Council (“UNSC”), the European Union, Her Majesty’s Treasury (“HMT”), or other relevant sanctions authority (collectively, “Sanctions”), nor is any of the Transaction Entities located, organized or resident in a country or territory that is the subject of Sanctions; and none of Transaction Entities will directly or indirectly use the proceeds of the sale of the Securities, or lend, contribute or otherwise make available such proceeds to any subsidiaries, joint venture partners or other Person, to fund any activities of or business with any Person, or in any country or territory, that, at the time of such funding, is the subject of Sanctions or in any other manner that will result in a violation by any Person (including any Person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions.

(xxxvii) Lending Relationship. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, none of the Transaction Entities (i) has any material lending or other relationship with any bank or lending affiliate of any Underwriter nor (ii) intends to use any of the proceeds from the sale of the Securities to repay any outstanding debt owed to any affiliate of any Underwriter.

(xxxviii) Statistical and Market-Related Data. Any statistical and market-related data included in the Registration Statement, the General Disclosure Package or the Prospectus are based on or derived from sources that each of the Transaction Entities believes, after reasonable inquiry, to be reliable and accurate in all material respects and, to the extent required, the Company has obtained the written consent to the use of such data from such sources.

(xxxix) No Rated Debt Securities. None of the Transaction Entities or their respective subsidiaries have debt securities or preferred stock that is rated by any “nationally recognized statistical rating agency” (as that term is defined by the Commission for purposes of Section 3(a)(62) of the 1934 Act).

(xl) Other Transactions. The Company has completed the Reverse Share Split and Reverse Unit Split.

(xli) REIT Status. Commencing with its taxable year ended December 31, 2010, through the effective time of the Merger, InfraREIT LLC has been organized and has operated in conformity with the requirements for qualification and taxation as a real estate investment trust (a “REIT”) under the Internal Revenue Code of 1986, as amended (the “Code”). Commencing with its taxable year ending December 31, 2015, the Company has been organized and has operated in conformity with the requirements for qualification and taxation as a REIT under the Code, and its proposed method of operation will enable it to meet the requirements for qualification and taxation as a REIT under the Code. The Company will not be a “successor” of InfraREIT LLC within the meaning of Treasury Regulations Section 1.856-8(c). All statements regarding InfraREIT LLC’s and the Company’s qualification and taxation as a REIT and descriptions of InfraREIT LLC’s and the Company’s organization and proposed method of operation (in the case of InfraREIT LLC, through the effective time of the Merger) (inasmuch as they relate to InfraREIT LLC’s and the Company’s qualification and taxation as a REIT, as applicable) set forth in the Registration Statement, the General Disclosure Package or the Prospectus are true, complete and correct summaries of the legal or tax matters described therein in all material respects.

(b) Representations and Warranties by the Manager. The Manager represents and warrants to each Underwriter as of the date hereof, as of the Applicable Time, as of the Closing Time and as of each such Date of Delivery, and agrees with each Underwriter, as follows:

(i) Accurate Disclosure. The information regarding the Manager in the sections entitled “Prospectus Summary—Our Relationship with Hunt,” “Prospectus Summary—Competitive Strengths,” “Prospectus Summary—Agreements with Hunt,” “Prospectus Summary—Conflicts of Interest,” “Business and Properties—Our Relationship with Hunt,” “Business and Properties—Competitive Strengths,” “Management,” “Our Manager and Management Agreement” and “Certain Relationships and Related Party Transactions—Arrangements with Hunt” in the Registration Statement, the General Disclosure Package and the Prospectus (collectively, the “Manager Package”) is true and correct in all material respects.

(ii) Good Standing of the Manager. The Manager has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware and has all requisite power and authority to own, lease and operate its properties and to conduct its business, in all material respects, as described in the Registration Statement, the General Disclosure Package and the Prospectus and to enter into and perform its obligations under this Agreement and the Management Agreement; and the Manager is duly qualified as a foreign limited liability company to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not reasonably be expected to have a Material Adverse Effect.

(iii) Absence of Violations, Defaults and Conflicts. The Manager is not (A) in violation of its certificate of formation or limited liability company agreement, in each case as amended as of the date hereof, (B) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Manager is a party or by which it may be bound or to which any of the properties or the assets of the Manager is subject (collectively, “Manager’s Agreements and Instruments”), except for such defaults that would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect or (C) in violation of any law, statute, rule, regulation, judgment, order, writ or decree of any arbitrator, court, governmental body, regulatory body, administrative agency or other authority, body or agency having jurisdiction over the Manager or any of its properties, assets or operations (each, a “Manager’s Governmental Entity”), except for such violations that would not singly or in the aggregate, reasonably be expected to have a Material Adverse Effect. The execution, delivery and performance of this Agreement and the Management Agreement and compliance by the Manager with its obligations hereunder and thereunder have been duly authorized by all necessary action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Manager pursuant to, the Manager’s Agreements and Instruments (except for such conflicts, breaches, defaults or Repayment Events or liens, charges or encumbrances that would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect), nor will such action result in any violation of the provisions of its certificate of formation or limited liability company agreement, in each case as amended as of the date hereof, of the Manager or any law, statute, rule, regulation, judgment, order writ or decree of any Manager’s Governmental Entity.

(iv) Authorization of this Agreement. This Agreement has been duly authorized, executed and delivered by or on behalf of the Manager.

(v) Authorization and Enforceability of the Management Agreement. The Management Agreement has been duly authorized, executed and delivered by the Manager and, at the Closing Time, will be a valid and binding agreement, enforceable against the Manager in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws relating to or affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity and, with respect to equitable relief, the discretion of the court before which any proceeding therefor may be brought (regardless of whether enforcement is sought in a proceeding at law or in equity), and with respect to indemnification thereunder, except as rights may be limited by applicable law or policies underlying such law.

(vi) Absence of Further Requirements. No filing with, or consent, approval, authorization, order, registration, qualification or decree of any arbitrator, court, governmental body, regulatory body, administrative agency or other authority, body or agency, domestic or foreign, is necessary or required for the performance by the Manager of its obligations under this Agreement or the Management Agreement, except such as have been already obtained or as may be required under the 1933 Act, the 1933 Act Regulations, the rules of the New York Stock Exchange, state securities laws or the rules of FINRA.

(vii) Possession of Licenses and Permits. The Manager possesses such Governmental Licenses issued by the appropriate Manager’s Governmental Entities necessary to conduct the business of the Manager with respect to the Company now conducted or proposed in the General Disclosure Package and the Prospectus to be conducted by them, except where the failure so to possess would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Manager is in compliance with the terms and conditions of all Governmental Licenses, except where the failure to so comply would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Manager has not received any notice of proceedings relating to the revocation or modification of any Governmental Licenses which, singly or in the aggregate, if the subject of an adverse decision, ruling or finding, would reasonably be expected to have a Material Adverse Effect.

(viii) Employment; Non-Competition; Nondisclosure. The Manager has not been notified that any of its executive officers or key employees named in the General Disclosure Package plans to terminate his or her employment with the Manager; neither the Manager nor, to the knowledge of the Manager, any such executive or key employee is subject to any non-compete, non-disclosure, confidentiality, employment, consulting or similar agreement that would be violated by the present or proposed business activities of the Company or the Manager as described in the Registration Statement, the General Disclosure Package or the Prospectus.

(ix) Absence of Manipulation. The Manager has not taken, nor will it take, directly or indirectly, any action which is designed, or would be expected, to cause or result in, or which constitutes, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or to result in a violation of Regulation M under the 1934 Act.

(x) Foreign Corrupt Practices Act. Neither of the Manager, nor any of its subsidiaries nor, to the knowledge of the Manager, any director, officer, agent, employee, controlled affiliate or other representative acting on behalf of the Manager or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the FCPA, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA, and the Manager and, to the knowledge of the Manager, its controlled affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(xi) Money Laundering Laws. The operations of the Manager and its subsidiaries are and have been conducted at all times in compliance with applicable Money Laundering Laws; and no action, suit or proceeding by or before any Governmental Entity involving the Manager or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Manager, threatened.

(xii) OFAC. Neither of the Manager, nor any of its subsidiaries nor, to the knowledge of the Manager, any director, officer, agent, employee, affiliate or representative of the Manager or any of its subsidiaries is a Person currently the subject or target of any Sanctions, nor is the Manager located, organized or resident in a country or territory that is the subject of Sanctions.

(xiii) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any Governmental Entity now pending or, to the knowledge of the Manager, threatened, against or affecting the Manager, which might reasonably be expected to have a Material Adverse Effect, or which might materially and adversely affect its properties or assets or the consummation of the transactions contemplated by this Agreement or the Management Agreement or the performance by the Manager of its obligations under this Agreement or the Management Agreement.

(xiv) Investment Advisers Act. The Manager is not prohibited by the Investment Advisers Act of 1940, as amended, or the rules and regulations thereunder, from performing its obligations as described in the Registration Statement, the General Disclosure Package and the Prospectus.

(xv) Internal Controls. The Manager intends to operate under the Company’s system of internal accounting controls in order to provide reasonable assurances that (A) transactions effectuated by it on behalf of the Company pursuant to its duties set forth in the Management Agreement will be executed in accordance with management’s general or specific authorization; and (B) access to the Company’s assets is permitted only in accordance with management’s general or specific authorization.

(xvi) Testing the Waters. The Manager has not (i) engaged in any Testing-the-Waters Communication; (ii) authorized anyone to engage in Testing-the-Waters Communications; or (iii) distributed any Written Testing-the-Waters Communications.

(c) Officer’s Certificates. Any certificate signed by any officer of the Transaction Entities or any of their subsidiaries delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by the Transaction Entities to each Underwriter as to the matters covered thereby; and any certificate signed by or on behalf of the Manager delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by the Manager to each Underwriter as to the matters covered thereby.

SECTION 2. Sale and Delivery to Underwriters; Closing.

(a) Initial Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company, at the price per share set forth in Schedule A, that number of Initial Securities set forth in Schedule A opposite the name of such Underwriter, plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof, subject, in each case, to such adjustments among the Underwriters as the Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional shares.

(b) Option Securities. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriters, severally and not jointly, to purchase up to an additional [ — ] shares of Common Stock at the price per share set forth in Schedule A, less an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part at any time from time to time upon notice by the Representatives to the Company setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a “Date of Delivery”) shall be determined by the Representatives, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time. If the option is exercised as to all or any portion of the Option Securities, each of the

Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter bears to the total number of Initial Securities, subject, in each case, to such adjustments as the Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional shares.

(c) Payment. Payment of the purchase price for, and delivery of certificates, if any, for, the Initial Securities shall be made at the offices of Latham & Watkins LLP, 355 South Grand Avenue, Los Angeles, California, 90071, or at such other place as shall be agreed upon by the Representatives and the Company, at 9:00 A.M. (New York City time) on the third (fourth, if the pricing occurs after 4:30 P.M. (New York City time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by the Representatives and the Company (such time and date of payment and delivery being herein called “Closing Time”).

In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates, if any, for, such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representatives and the Company, on each Date of Delivery as specified in the notice from the Representatives to the Company.

Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company against delivery to the Representatives for the respective accounts of the Underwriters of certificates for the Securities to be purchased by them. It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Securities and the Option Securities, if any, which it has agreed to purchase. Merrill Lynch, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, to be purchased by any Underwriter whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

SECTION 3. Covenants of the Company and the Manager. The Manager covenants with each Underwriter that the Manager will not take, directly or indirectly, any action which is designed, or would be expected, to cause or result in, or which constitutes, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or to result in a violation of Regulation M under the 1934 Act. The Company covenants with each Underwriter as follows:

(a) Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 3(b), will comply with the requirements of Rule 430A, and will notify the Representatives immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective or any amendment or supplement to the Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment or of any order preventing or suspending the use of any preliminary prospectus or the Prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes or of any examination pursuant to Section 8(d) or 8(e) of the 1933 Act concerning the Registration Statement and (v) if the Company becomes the subject of a proceeding under Section 8A of the 1933 Act in connection with the offering of the

Securities. The Company will effect all filings required under Rule 424(b), in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)), and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order, prevention or suspension and, if any such order is issued, to obtain the lifting thereof at the earliest possible moment.

(b) Continued Compliance with Securities Laws. The Company will comply with the 1933 Act and the 1933 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Registration Statement, the General Disclosure Package and the Prospectus. If at any time when a prospectus relating to the Securities is (or, but for the exception afforded by Rule 172 of the 1933 Act Regulations (“Rule 172”), would be) required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to (i) amend the Registration Statement in order that the Registration Statement will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) amend or supplement the General Disclosure Package or the Prospectus in order that the General Disclosure Package or the Prospectus, as the case may be, will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser or (iii) amend the Registration Statement or amend or supplement the General Disclosure Package or the Prospectus, as the case may be, in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly (A) give the Representatives notice of such event, (B) prepare any amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement, the General Disclosure Package or the Prospectus comply with such requirements and, a reasonable amount of time prior to any proposed filing or use, furnish the Representatives with copies of any such amendment or supplement and (C) file with the Commission any such amendment or supplement; provided that the Company shall not file or use any such amendment or supplement to which the Representatives or counsel for the Underwriters shall reasonably object. The Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request. The Company has given the Representatives notice of any filings made pursuant to the 1934 Act or 1934 Act Regulations within 48 hours prior to the Applicable Time; the Company will give the Representatives notice of its intention to make any such filing from the Applicable Time to the Closing Time and will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Underwriters shall reasonably object.

(c) Delivery of Registration Statements. The Company has furnished or will deliver to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement as originally filed and each amendment thereto (including exhibits filed therewith) and signed copies of all consents and certificates of experts, and will also deliver to the Representatives, without charge, a conformed copy of the Registration Statement as originally filed and each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(d) Delivery of Prospectuses. The Company has delivered to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Underwriter, without charge, during the period when a prospectus relating to the Securities is (or, but for the exception afforded by Rule 172, would be) required to be delivered under the 1933 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(e) Blue Sky Qualifications. The Company will use its best efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Representatives may designate and to maintain such qualifications in effect so long as required to complete the distribution of the Securities; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

(f) Rule 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide to the Underwriters the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

(g) Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Registration Statement, the General Disclosure Package and the Prospectus under “Use of Proceeds.”

(h) Other Transactions. Each of the Transaction Entities will complete the Reorganization transactions to which it is a party substantially in the manner specified in the Registration Statement, the General Disclosure Package and the Prospectus under “Description of Our Capital Stock—Reorganization.”

(i) Listing. The Company will use its best efforts to effect and maintain the listing of the Common Stock (including the Securities) on the New York Stock Exchange.

(j) Restriction on Sale of Securities. During a period of one year from the date of the Prospectus, the Company will not, without the prior written consent of the Representatives, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Securities to be sold hereunder, (B) any shares of Common Stock issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and referred to in the Registration Statement, the General Disclosure Package and the Prospectus, (C) any shares of Common Stock issued or options to purchase Common Stock granted pursuant to existing employee benefit plans of the Company referred to in the Registration Statement, the General Disclosure Package and the Prospectus, (D) any shares of Common Stock issued pursuant to any non-employee director stock plan or dividend reinvestment plan referred to in the Registration Statement, the General Disclosure Package

and the Prospectus, (E) any shares of Common Stock or Common Units issued in connection with the Transactions or Reorganization, each as described in the Registration Statement, the General Disclosure Package and the Prospectus; provided that, for the avoidance of doubt, this clause (E) shall apply only to transfers made in connection with the Transactions or the Reorganization and not to any subsequent transfer by the Company of Common Stock or Common Units received pursuant thereto or (F) shares of Common Stock transferred in accordance with Article VII of the Company’s charter.

(k) Reporting Requirements. The Company, during the period when a Prospectus relating to the Securities is (or, but for the exception afforded by Rule 172, would be) required to be delivered under the 1933 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and 1934 Act Regulations. Additionally, the Company shall report the use of proceeds from the issuance of the Securities as may be required under Rule 463 under the 1933 Act.

(l) Issuer Free Writing Prospectuses. The Company agrees that, unless it obtains the prior written consent of the Representatives, and each Underwriter agrees that, unless it obtains the prior consent of the Company, it will not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus,” or a portion thereof, required to be filed by the Company with the Commission or retained by the Company or the Underwriters, as applicable, under Rule 433; provided that the Representatives will be deemed to have consented to the Issuer Free Writing Prospectuses listed on Schedule B-2 hereto and any “road show that is a written communication” within the meaning of Rule 433(d)(8)(i) that has been reviewed by the Representatives. The Company represents that it has treated or agrees that it will treat each such free writing prospectus consented to, or deemed consented to, by the Representatives as an “issuer free writing prospectus,” as defined in Rule 433, and that it has complied and will comply with the applicable requirements of Rule 433 with respect thereto, including timely filing with the Commission where required, legending and record keeping. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement, any preliminary prospectus or the Prospectus or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Company will promptly notify the Representatives and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(m) Emerging Growth Company Status. The Company will promptly notify the Representatives if the Company ceases to be an Emerging Growth Company at any time prior to the later of (i) completion of the distribution of the Securities within the meaning of the Securities Act and (ii) completion of the one year restricted period referred to in Section 3(j).

(n) Absence of Manipulation. Except as contemplated herein or in the General Disclosure Package and the Prospectus, no Transaction Entity will take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, stabilization or manipulation of the price of any securities of the Company to facilitate the sale or resale of the Securities.

(o) REIT Status. The Company will use its best efforts to meet the requirements for qualification and taxation as a REIT under the Code for its taxable year ending December 31, 2015, and the Company will use its best efforts to continue to qualify for taxation as a REIT under the Code unless and until the Company’s board of directors determines that it is no longer in the best interests of the Company to be so qualified.

SECTION 4. Payment of Expenses.

(a) Expenses. The Transaction Entities jointly and severally agree to pay or cause to be paid all expenses incident to the performance of their obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and each amendment thereto, (ii) the preparation, printing and delivery to the Underwriters of copies of each preliminary prospectus, each Issuer Free Writing Prospectus and the Prospectus and any amendments or supplements thereto and any costs associated with electronic delivery of any of the foregoing by the Underwriters to investors, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriters, (iv) the fees and disbursements of the Company’s counsel, accountants and other advisors, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(e) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vi) the fees and expenses of any transfer agent or registrar for the Securities, (vii) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the Securities, including without limitation, expenses associated with the production of road show slides and graphics, reasonable and documented fees and expenses of any consultants engaged with the consent of the Company in connection with the road show presentations, travel and lodging expenses of the representatives of the Company and officers of the Company and any such consultants, and fifty percent (50%) of the cost of aircraft and other transportation chartered in connection with the road show, (viii) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by FINRA of the terms of the sale of the Securities (in an amount not to exceed $15,000) and (ix) the fees and expenses incurred in connection with the listing of the Securities on the New York Stock Exchange.

(b) Termination of Agreement. If this Agreement is terminated by the Representatives in accordance with the provisions of Section 5, Section 9(a)(i) or (iii) or Section 10 (but with respect to non-defaulting Underwriters only) hereof, the Transaction Entities shall reimburse the Underwriters for all of their reasonable out-of-pocket expenses, including the reasonable and documented fees and disbursements of counsel for the Underwriters.

SECTION 5. Conditions of Underwriters’ Obligations. The obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Transaction Entities and the Manager contained in Section 1 hereof or in certificates of any officer of the Transaction Entities, any of their subsidiaries or the Manager delivered pursuant to the provisions hereof, to the performance by the Transaction Entities and the Manager of their respective covenants and other obligations hereunder, and to the following further conditions:

(a) Effectiveness of Registration Statement; Rule 430A Information. The Registration Statement, including any Rule 462(b) Registration Statement, has become effective and, at the Closing Time, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued under the 1933 Act, no order preventing or suspending the use of any preliminary prospectus or the Prospectus has been issued and no proceedings for any of those purposes have been instituted or are pending or, to the Company’s knowledge, contemplated or threatened; and the Company has complied with each request (if any) from the Commission for additional information. A prospectus containing the Rule 430A Information shall have been filed with the Commission in the manner and within the time frame required by Rule 424(b) without reliance on Rule 424(b)(8) or a post-effective amendment providing such information shall have been filed with, and declared effective by, the Commission in accordance with the requirements of Rule 430A.

(b) Opinion of Corporate Counsel and Special Tax Counsel for Company. At the Closing Time, the Representatives shall have received the favorable opinions, dated the Closing Time, of Baker Botts L.L.P., corporate counsel and special tax counsel for the Company, in form and substance reasonably satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letters for each of the other Underwriters to the effect set forth in Exhibits A-1 and A-2 hereto.

(c) Opinion of Maryland Counsel for Company. At the Closing Time, the Representatives shall have received the favorable opinion, dated the Closing Time, of Venable LLP, Maryland counsel for the Company, in form and substance reasonably satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibit B hereto.

(d) Opinion of Special Regulatory Counsel for Company. At the Closing Time, the Representatives shall have received the favorable opinion, dated the Closing Time, of Sutherland Asbill & Brennan LLP, special regulatory counsel for the Company, in form and substance reasonably satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibit C hereto.

(e) Opinion of Counsel for Underwriters. At the Closing Time, the Representatives shall have received the favorable opinion, dated the Closing Time, of Latham & Watkins LLP, counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters with respect to the issuance and sale of the Securities delivered at the Closing Time, the Registration Statement, the General Disclosure Package, the Prospectus and other related matters as the Representatives may reasonably require. In giving such opinion such counsel may state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Transaction Entities and their subsidiaries and certificates of public officials.

(f) Company Officers’ Certificate. At the Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, a Material Adverse Effect, and the Representatives shall have received a certificate of the Chief Executive Officer of the Company and of the Chief Financial Officer of the Company, dated the Closing Time, to the effect that (i) there has been no such Material Adverse Effect, (ii) the representations and warranties of the Transaction Entities in Section 1(a) of this Agreement are true and correct with the same force and effect as though expressly made at and as of the Closing Time, (iii) the Transaction Entities have complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement under the 1933 Act has been issued, no order preventing or suspending the use of any preliminary prospectus or the Prospectus has been issued and no proceedings for any of those purposes have been instituted or are pending or, to their knowledge, contemplated.

(g) Manager Officer’s Certificate. At the Closing Time, the Representatives shall have received a certificate of the Chief Executive Officer of the Manager and of the Chief Financial Officer of the Manager, dated the Closing Time, to the effect that (i) the representations and warranties of the Manager in Section 1(b) of this Agreement are true and correct with the same force and effect as though expressly made at and as of the Closing Time and (ii) the Manager has complied with all agreements and satisfied all conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Time.

(h) Comfort Letters. At the time of the execution of this Agreement, the Representatives shall have received from (i) KPMG LLP a letter, dated such date, in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the other Underwriters containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the Company’s financial statements and certain financial information contained in the Registration Statement, the General Disclosure Package and the Prospectus, (ii) Ernst & Young LLP letters, dated such date, in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the other Underwriters containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to each of InfraREIT LLC’s and Sharyland Utilities’ financial statements and certain financial information contained in the Registration Statement, the General Disclosure Package and the Prospectus and (iii) the Company’s chief financial officer a letter, dated such date, in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the other Underwriters, providing “management comfort” with respect to certain financial information contained in the Registration Statement, the General Disclosure Package and the Prospectus.

(i) Bring-down Comfort Letter. At the Closing Time, the Representatives shall have received from KPMG LLP a letter, Ernst & Young LLP letters and from the Company’s chief financial officer a letter, each dated as of the Closing Time, to the effect that they reaffirm the statements made in the letters furnished pursuant to clause (h) of this Section, except that the specified date referred to shall be a date not more than three business days prior to the Closing Time.

(j) Approval of Listing. At the Closing Time, the Securities shall have been approved for listing on the New York Stock Exchange, subject only to official notice of issuance.

(k) No Objection. FINRA has confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements relating to the offering of the Securities.

(l) Lock-up Agreements. At the date of this Agreement, the Representatives shall have received an agreement substantially in the form of Exhibits D-1, D-2 or D-3, as applicable, hereto signed by the persons listed on Schedule C hereto.

(m) Conditions to Purchase of Option Securities. In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Transaction Entities and the Manager contained in Section 1 hereof and the statements in any certificates furnished by the Transaction Entities and any of their subsidiaries and the Manager hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Representatives shall have received:

(i) Officers’ Certificate. A certificate, dated such Date of Delivery, of the President or a Vice President of the Company and of the chief financial of the Company confirming that the certificate delivered at the Closing Time pursuant to Section 5(f) hereof remains true and correct as of such Date of Delivery.

(ii) Manager Officer’s Certificate. A certificate, dated such Date of Delivery, of the chief executive officer or president and the chief financial officer (or persons having equivalent functions) of the Manager confirming that the certificate delivered at the Closing Time pursuant to Section 5(h) hereof remains true and correct as of such Date of Delivery.

(iii) Opinion of Counsel for Company. If requested by the Representatives, the favorable opinions of Baker Botts L.L.P., counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinions required by Section 5(b) hereof.

(iv) Opinion of Maryland Counsel for Company. If requested by the Representatives, the favorable opinion of Venable LLP, Maryland counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(c) hereof.

(v) Opinion of Special Regulatory Counsel for Company. If requested by the Representatives, the favorable opinion of Sutherland Asbill & Brennan LLP, special regulatory counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(d) hereof.

(vi) Opinion of Counsel for Underwriters. If requested by the Representatives, the favorable opinion of Latham & Watkins LLP, counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(e) hereof.

(vii) Bring-down Comfort Letters. If requested by the Representatives, letters from Ernst & Young LLP and the Company’s chief financial officer, in form and substance satisfactory to the Representatives and dated such Date of Delivery, substantially in the same form and substance as the letters furnished to the Representatives pursuant to Section 5(h) hereof, except that the “specified date” in the letters furnished pursuant to this paragraph shall be a date not more than three business days prior to such Date of Delivery.

(n) Additional Documents. At the Closing Time and at each Date of Delivery (if any) counsel for the Underwriters shall have been furnished with such customary documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters.

(o) Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Securities on a Date of Delivery which is after the Closing Time, the obligations of the several Underwriters to purchase the relevant Option Securities, may be terminated by the Representatives by notice to the Company at any time at or prior to Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7, 8, 14, 15 and 16 shall survive any such termination and remain in full force and effect.

SECTION 6. Indemnification.

(a) Indemnification of Underwriters. The Transaction Entities jointly and severally agree to indemnify and hold harmless each Underwriter, its affiliates (as such term is defined in Rule 501(b) under the 1933 Act (each, an “Affiliate”)), its selling agents and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

(i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included (A) in any preliminary prospectus, any Issuer Free Writing Prospectus, the General Disclosure Package or the Prospectus (or any amendment or supplement thereto), or (B) in any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Stock (“Marketing Materials”), including any roadshow or investor presentations made to investors by the Company (whether in person or electronically), or the omission or alleged omission in any preliminary prospectus, Issuer Free Writing Prospectus, the Prospectus or in any Marketing Materials of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(e) below) any such settlement is effected with the written consent of the Company and the Manager;

(iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Representatives), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this Section 6 shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in the Registration Statement (or any amendment thereto), including the Rule 430A Information, the General Disclosure Package or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with the Underwriter Information.

(b) Indemnification of Underwriters by the Manager. The Manager agrees to indemnify and hold harmless each Underwriter, its Affiliates and selling agents and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act to the extent and in the manner set forth in clauses (a)(i), (ii) and (iii) above; provided that the Manager shall be liable only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission has been made in the Registration Statement, any preliminary prospectus, the General Disclosure Package, the Prospectus (or any amendment or supplement thereto) or any Issuer Free Writing Prospectus in reliance upon and in conformity with the Manager Package.

(c) Indemnification of the Transaction Entities, Directors and Officers and the Manager. Each Underwriter severally agrees to indemnify and hold harmless the Transaction Entities, the Company’s directors and each of its officers who signed the Registration Statement, and each person, if any, who controls the Transaction Entities within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and the Manager and each person, if any, who controls the Manager within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section 6, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information, the General Disclosure Package, or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with the Underwriter Information.

(d) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this Section 6. In the case of parties indemnified pursuant to Section 6(a) or 6(b) above, counsel to the indemnified parties shall be selected by the Representatives, and, in the case of parties indemnified pursuant to Section 6(c) above, counsel to the indemnified parties shall be selected by the Company or the Manager, as applicable. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(e) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

(f) Other Agreements with Respect to Indemnification. The provisions of this Section 6 shall not affect any agreement among the Transaction Entities and the Manager with respect to indemnification.

SECTION 7. Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses,

liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Transaction Entities and the Manager, on the one hand, and the Underwriters, on the other hand, from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Transaction Entities and the Manager, on the one hand, and of the Underwriters, on the other hand, in connection with the statements or omissions, which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

The relative benefits received by the Transaction Entities and the Manager, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Transaction Entities and the Manager, on the one hand, and the total underwriting discount received by the Underwriters, on the other hand, in each case as set forth on the cover of the Prospectus, bear to the aggregate initial public offering price of the Securities as set forth on the cover of the Prospectus.

The relative fault of the Transaction Entities and the Manager, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by Transaction Entities or the Manager or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Transaction Entities, the Manager and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the underwriting commissions received by such Underwriter in connection with the Securities underwritten by it and distributed to the public.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and each Underwriter’s Affiliates and selling agents shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Transaction Entities or the Manager within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Transaction Entities or the Manager, as the case may be. The Underwriters’ respective obligations to contribute pursuant to this

Section 7 are several in proportion to the number of Initial Securities set forth opposite their respective names in Schedule A hereto and not joint. The Transaction Entities’ and the Manager’s respective obligations to contribute pursuant to this Section 7 are joint and not several.

The provisions of this Section 7 shall not affect any agreement among the Transaction Entities and the Manager with respect to contribution.

SECTION 8. Representations, Warranties and Agreements to Survive. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Transaction Entities or any of their subsidiaries or the Manager submitted pursuant hereto, shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any Underwriter or its Affiliates or selling agents, any person controlling any Underwriter, its officers or directors, any person controlling the Transaction Entities or any person controlling the Manager and (ii) delivery of and payment for the Securities.

SECTION 9. Termination of Agreement.

(a) Termination. The Representatives may terminate this Agreement, by notice to the Company at any time at or prior to the Closing Time (i) if there has been, in the judgment of the Representatives, since the time of execution of this Agreement or since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, any Material Adverse Effect, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the completion of the offering or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the New York Stock Exchange, or (iv) if trading generally on the New York Stock Exchange has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by such exchange or by order of the Commission, FINRA or any other governmental authority, or (v) a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States or with respect to Clearstream or Euroclear systems in Europe, or (vi) if a banking moratorium has been declared by either Federal or New York authorities.

(b) Liabilities. If this Agreement is terminated pursuant to this Section 9, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7, 8, 14, 15 and 16 shall survive such termination and remain in full force and effect.

SECTION 10. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at the Closing Time or a Date of Delivery to purchase the Securities which it or they are obligated to purchase under this Agreement (the “Defaulted Securities”), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

(i) if the number of Defaulted Securities does not exceed 10% of the number of Securities to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

(ii) if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased on such date, this Agreement or, with respect to any Date of Delivery which occurs after the Closing Time, the obligation of the Underwriters to purchase, and the Company to sell, the Option Securities to be purchased and sold on such Date of Delivery shall terminate without liability on the part of any non-defaulting Underwriter.

No action taken pursuant to this Section 10 shall relieve any defaulting Underwriter from liability in respect of its default.

In the event of any such default which does not result in a termination of this Agreement or, in the case of a Date of Delivery which is after the Closing Time, which does not result in a termination of the obligation of the Underwriters to purchase and the Company to sell the relevant Option Securities, as the case may be, either the (i) Representatives or (ii) the Company shall have the right to postpone Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement, the General Disclosure Package or the Prospectus or in any other documents or arrangements. As used herein, the term “Underwriter” includes any person substituted for an Underwriter under this Section 10.

SECTION 11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to Merrill Lynch at One Bryant Park, New York, New York 10036, attention of Syndicate Department (facsimile: (646) 855-3073), with a copy to ECM Legal (facsimile: (212) 230-8730), and Citigroup Global Markets Inc., 388 Greenwich Street, New York, New York 10013 (facsimile: (212) 816-7912), attention of General Counsel; notices to the Transaction Entities shall be directed to it at Electric Infrastructure Alliance of America, Inc., 1807 Ross Avenue, 4th Floor, Dallas, Texas 75201, attention of General Counsel.

SECTION 12. No Advisory or Fiduciary Relationship. Each of the Transaction Entities and the Manager acknowledges and agrees that (a) the purchase and sale of the Securities pursuant to this Agreement, including the determination of the initial public offering price of the Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Transaction Entities and the Manager, on the one hand, and the several Underwriters, on the other hand, (b) in connection with the offering of the Securities contemplated hereby and the process leading thereto, each Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of the Transaction Entities or the Manager, any of their respective subsidiaries, stockholders, creditors, employees or any other party, (c) no Underwriter has assumed or will assume an advisory or fiduciary responsibility in favor of the Transaction Entities or the Manager with respect to the offering of the Securities or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Transaction Entities or any of their subsidiaries or the Manager or any of its subsidiaries on other matters) and no Underwriter has any obligation to the Transaction Entities or the Manager with respect to the offering of the Securities contemplated hereby except the obligations expressly set forth in this Agreement, (d) the Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of each of the Transaction Entities and the Manager and (e) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the offering of the Securities contemplated hereby and each of the Transaction Entities and the Manager has consulted their own respective legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

SECTION 13. Parties. This Agreement shall each inure to the benefit of and be binding upon the Underwriters, the Transaction Entities and the Manager and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Transaction Entities and the Manager and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, the Transaction Entities and the Manager and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

SECTION 14. Trial by Jury. Each of the Transaction Entities (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates), the Manager and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

SECTION 15. GOVERNING LAW. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF, THE STATE OF NEW YORK WITHOUT REGARD TO ITS CHOICE OF LAW PROVISIONS.

SECTION 16. Consent to Jurisdiction; Waiver of Immunity. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (“Related Proceedings”) shall be instituted in (i) the federal courts of the United States of America located in the City and County of New York, Borough of Manhattan or (ii) the courts of the State of New York located in the City and County of New York, Borough of Manhattan (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a “Related Judgment”), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum.

SECTION 17. TIME. TIME SHALL BE OF THE ESSENCE OF THIS AGREEMENT. EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

SECTION 18. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

SECTION 19. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company and the Manager a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters, the Transaction Entities and the Manager in accordance with its terms.

Very truly yours,

InfraREIT, Inc.

By
Name:
Title:

InfraREIT Partners, LP

By
Name:
Title:

InfraREIT, L.L.C.

By
Name:
Title:

Hunt Utility Services, LLC

By
Name:
Title:

CONFIRMED AND ACCEPTED,

as of the date first above written:

MERRILL LYNCH, PIERCE, FENNER & SMITH

            INCORPORATED

CITIGROUP GLOBAL MARKETS INC.

By: MERRILL LYNCH, PIERCE, FENNER & SMITH

                     INCORPORATED

By
Authorized Signatory

By: CITIGROUP GLOBAL MARKETS INC.

By
Authorized Signatory

For themselves and as Representatives of the other Underwriters named in Schedule A hereto.

SCHEDULE A

The initial public offering price per share for the Securities shall be $[ — ].

The purchase price per share for the Securities to be paid by the several Underwriters shall be $[ — ], being an amount equal to the initial public offering price set forth above less $[ — ] per share, subject to adjustment in accordance with Section 2(b) for dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities.

Name of Underwriter	Number of Initial Securities

Merrill Lynch, Pierce, Fenner & Smith Incorporated
Citigroup Global Markets Inc.
RBC Capital Markets, LLC
Morgan Stanley & Co. LLC

Total	[ —	]

Schedule A

SCHEDULE B-1

Pricing Terms

1. The Company is selling [ — ] shares of Common Stock.

2. The Company has granted an option to the Underwriters, severally and not jointly, to purchase up to an additional [ — ] shares of Common Stock.

3. The initial public offering price per share for the Securities shall be $[ — ].

SCHEDULE B-2

Free Writing Prospectuses

Schedule B-1 and B-2

SCHEDULE C

List of Persons and Entities Subject to Lock-up

Schedule C

Exhibit A-1

FORM OF OPINIONS OF COMPANY’S CORPORATE COUNSEL

TO BE DELIVERED PURSUANT TO SECTION 5(b)

A-1-1

Exhibit A-2

FORM OF OPINIONS OF COMPANY’S SPECIAL TAX COUNSEL

TO BE DELIVERED PURSUANT TO SECTION 5(b)

A-2-1

Exhibit B

FORM OF OPINIONS OF COMPANY’S MARYLAND COUNSEL

TO BE DELIVERED PURSUANT TO SECTION 5(c)

B-1

Exhibit C

FORM OF OPINIONS OF COMPANY’S SPECIAL REGULATORY COUNSEL

TO BE DELIVERED PURSUANT TO SECTION 5(d)

C-1

Exhibit D-1

[Form of lock-up from Hunt-InfraREIT, L.L.C. pursuant to Section 5(l)]

InfraREIT, Inc. Lock-Up Agreement

Merrill Lynch, Pierce, Fenner & Smith

                     Incorporated

Citigroup Global Markets Inc.

as Representatives of the several

Underwriters to be named in the

within-mentioned Underwriting Agreement

c/o Merrill Lynch, Pierce, Fenner & Smith

                           Incorporated

One Bryant Park

New York, New York 10036

Re:	InfraREIT, Inc.– Lock-Up Agreement

Ladies and Gentlemen:

The undersigned understands that you, as representatives, propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) on behalf of the several Underwriters to be named in Schedule I to such agreement (the “Underwriters”), with InfraREIT, Inc., a Maryland corporation (the “Company”), InfraREIT Partners, LP, a Delaware limited partnership (the “Operating Partnership”), Hunt Utility Services, LLC, a Delaware limited liability company, and the other parties thereto, providing for the public offering (the “Offering”) of shares (the “Securities”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”). In consideration of the agreement by the Underwriters to offer and sell the Securities, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each Underwriter that, during the period beginning on the date hereof and ending on the date that is one year from the date of the Underwriting Agreement, the undersigned will not, without the prior written consent of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and Citigroup Global Markets Inc. (“Citigroup”), directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares of the Company’s Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, including, without limitation, (a) limited liability company interests of InfraREIT, L.L.C., a Delaware limited liability company (“InfraREIT LLC”), designated “common shares,” (b) limited liability company interests of InfraREIT LLC designated “Class C common shares,” (c) common units of limited partnership interests, (d) Class A units of limited partnership interests (“Class A Units”), (e) Class B units of limited partnership interests (“Class B Units”), (f) Class C units of limited partnership interests (together with the Class A Units and Class B Units, the “Classified Units”), (g) profit interest partnership units, (h) shares of Class A common stock, $0.01 par value per share (“Class A Common Stock”), (i) shares of redeemable Class A common stock, $0.01 par value per share (“Redeemable Class A Common Stock”), and (j) shares of Class C common stock, $0.01 par value per share (together with the Class A Common Stock and Redeemable Class A Common Stock, the “Classified Stock”), whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition (collectively, the “Lock-Up

D-1-1

Securities”), or exercise any right with respect to the registration of any of the Lock-up Securities, or file or cause to be filed any registration statement in connection therewith, under the Securities Act of 1933, as amended, or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Lock-Up Securities, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise.

Notwithstanding the foregoing, the undersigned may transfer the Lock-Up Securities without the prior written consent of Merrill Lynch and Citigroup, provided that such transfer meets each of the following four conditions: (1) Merrill Lynch and Citigroup receive or are in possession of a signed lock-up agreement for the balance of the lockup period from each donee, trustee, distributee, or transferee, as the case may be, (2) any such transfer shall not involve a disposition for value to an unaffiliated third party (other than such transfers made pursuant to clause (v), (vi) or (vii) below and other than such transfers by the undersigned, as long as the undersigned is not a director or an officer of the Company or InfraREIT LLC, to a person that has executed and delivered a signed lock-up agreement to Merrill Lynch and Citigroup), (3) such transfers are not required to be reported with the Securities and Exchange Commission on Form 4 in accordance with Section 16 of the Securities Exchange Act of 1934, as amended (other than such transfers made pursuant to clause (v), (vi) or (vii) below), and (4) the undersigned does not otherwise voluntarily effect any public filing or report regarding such transfers (other than a Schedule 13D or Schedule 13G with respect to transfers made pursuant to clause (vi) or (vii) below); provided, further, that such transfer meets one or more of the following conditions:

(i)	it is as a bona fide gift or gifts;

(ii)	it is a transfer to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned (for purposes of this lock-up agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin);

(iii)	as a distribution, transfer (including by way of merger or consolidation), exchange or conversion to or among the direct or indirect limited partners, members or stockholders of the undersigned or a permitted transferee hereunder;

(iv)	it is a transfer to the undersigned’s affiliates or to any investment fund or other entity controlled or managed by the undersigned;

(v)	it is a transfer by operation of the provisions in the Company’s charter or InfraREIT LLC’s limited liability company agreement restricting transfer and ownership of capital stock of the Company or limited liability company interests of InfraREIT LLC, respectively;

(vi)	it is a distribution (or the economic equivalent of a distribution) made to or by Electricity Participant Partnership, LLC or another affiliate of the undersigned on or around the 32-day anniversary of the closing of the Offering; or

(vii)

it is a transfer in connection with (i) the share and unit split to occur on or around the date of effectiveness of the registration statement relating to the offering of the Securities, as described under the heading “Explanatory Note” in the preliminary prospectus that forms

D-1-2

part of the registration statement relating to the offering of the Securities, (ii) (a) the assignment of shares of Common Stock to OpTrust N.A. Holdings Trust prior to the effectiveness of the Registration Statement, (b) the redemption of a certain number of Class A Units on or around the closing of the Offering or (c) the cancellation, conversion or exchange of the Classified Units or Classified Stock on or around the closing of the Offering or on or around the 32-day anniversary of the closing of the Offering, in each case as described under the heading “Description of Our Capital Stock—Reorganization” in the preliminary prospectus that forms part of the registration statement relating to the offering of the Securities or (iii) the cancellation of 1,000 shares of Common Stock pursuant to the Merger.

Furthermore, the undersigned may sell shares of Common Stock of the Company purchased by the undersigned on the open market following the offering of the Securities if and only if (a) such sales are not required to be reported in any public report or filing with the Securities and Exchange Commission, or otherwise, and (b) the undersigned does not otherwise voluntarily effect any public filing or report regarding such sales.

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the Lock-Up Securities except in compliance with the foregoing restrictions. The undersigned understands that the Company and the Underwriters are relying upon this lock-up agreement in proceeding toward consummation of the offering of the Securities.

If for any reason (1) the Underwriters receive written notice from the Company that it does not intend to proceed with the Offering, (2) the Underwriting Agreement does not become effective as of March 31, 2015 or (3) the Underwriting Agreement (other than the provisions thereof that survive termination) shall terminate or be terminated prior to the Closing Date (as defined in the Underwriting Agreement), this lock-up agreement shall likewise be terminated and the undersigned released from its obligations hereunder.

Very truly yours,

Signature:
Print Name:

D-1-3

Exhibit D-2

[Form of lock-up from Founding Investors pursuant to Section 5(l)]

InfraREIT, Inc. Lock-Up Agreement

Merrill Lynch, Pierce, Fenner & Smith

                     Incorporated

Citigroup Global Markets Inc.

as Representatives of the several

Underwriters to be named in the

within-mentioned Underwriting Agreement

c/o Merrill Lynch, Pierce, Fenner & Smith

                           Incorporated

One Bryant Park

New York, New York 10036

Re:	InfraREIT, Inc.– Lock-Up Agreement

Ladies and Gentlemen:

The undersigned understands that you, as representatives, propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) on behalf of the several Underwriters to be named in Schedule I to such agreement (the “Underwriters”), with InfraREIT, Inc., a Maryland corporation (the “Company”), InfraREIT Partners, LP, a Delaware limited partnership (the “Operating Partnership”), and the other parties thereto, providing for the public offering (the “Offering”) of shares (the “Securities”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”). In consideration of the agreement by the Underwriters to offer and sell the Securities, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each Underwriter that, during the period beginning on the date hereof and ending on the date that is 180 days from the date of the Underwriting Agreement, the undersigned will not, without the prior written consent of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and Citigroup Global Markets Inc. (“Citigroup”), directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares of the Company’s Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, including, without limitation, (a) limited liability company interests of InfraREIT, L.L.C., a Delaware limited liability company (“InfraREIT LLC”), designated “common shares,” (b) limited liability company interests of InfraREIT LLC designated “Class C common shares,” (c) common units of limited partnership interests, (d) Class A units of limited partnership interests (“Class A Units”), (e) Class B units of limited partnership interests (“Class B Units”), (f) Class C units of limited partnership interests (together with the Class A Units and Class B Units, the “Classified Units”), (g) profit interest partnership units, (h) shares of Class A common stock, $0.01 par value per share (“Class A Common Stock”), (i) shares of redeemable Class A common stock, $0.01 par value per share (“Redeemable Class A Common Stock”), and (j) shares of Class C common stock, $0.01 par value per share (together with the Class A Common Stock and Redeemable Class A Common Stock, the “Classified Stock”), whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition (collectively, the “Lock-Up Securities”), or exercise any right with respect to the registration of any of the Lock-up Securities, or file or cause to be filed any registration statement in connection therewith, under the Securities Act of 1933, as amended, or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Lock-Up Securities, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise.

D-2-1

Notwithstanding the foregoing, the undersigned may transfer the Lock-Up Securities without the prior written consent of Merrill Lynch and Citigroup, provided that such transfer meets each of the following four conditions: (1) Merrill Lynch and Citigroup receive or are in possession of a signed lock-up agreement for the balance of the lockup period from each donee, trustee, distributee, or transferee, as the case may be, (2) any such transfer shall not involve a disposition for value to an unaffiliated third party (other than such transfers made pursuant to clause (v) or (vi) below and other than such transfers by the undersigned, as long as the undersigned is not a director or an officer of the Company or InfraREIT LLC, to a person that has executed and delivered a signed lock-up agreement to Merrill Lynch and Citigroup), (3) such transfers are not required to be reported with the Securities and Exchange Commission on Form 4 in accordance with Section 16 of the Securities Exchange Act of 1934, as amended (other than such transfers made pursuant to clause (v) or (vi) below), and (4) the undersigned does not otherwise voluntarily effect any public filing or report regarding such transfers (other than a Schedule 13D or Schedule 13G with respect to transfers made pursuant to clause (vi) below); provided, further, that such transfer meets one or more of the following conditions:

(i)	it is as a bona fide gift or gifts;

(ii)	it is a transfer to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned (for purposes of this lock-up agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin);

(iii)	as a distribution, transfer (including by way of merger or consolidation), exchange or conversion to or among the direct or indirect limited partners, members or stockholders of the undersigned or a permitted transferee hereunder;

(iv)	it is a transfer to the undersigned’s affiliates or to any investment fund or other entity controlled or managed by the undersigned;

(v)	it is a transfer by operation of the provisions in the Company’s charter or InfraREIT LLC’s limited liability company agreement restricting transfer and ownership of capital stock of the Company or limited liability company interests of InfraREIT LLC, respectively; or

(vi)	it is a transfer in connection with (a) the Merger (as described under the heading “Description of Our Capital Stock—Reorganization” in the preliminary prospectus that forms part of the registration statement relating to the offering of the Securities), (b) the share and unit split to occur on or around the date of effectiveness of the registration statement relating to the offering of the Securities (as described under the heading “Explanatory Note” in the preliminary prospectus that forms part of the registration statement relating to the offering of the Securities), or (c) the cancellation, conversion or exchange of the Classified Units or Classified Stock on or around the closing of the Offering or on or around the 32-day anniversary of the closing of the Offering (as described under the heading “Description of Our Capital Stock—Reorganization” in the preliminary prospectus that forms part of the registration statement relating to the offering of the Securities).

D-2-2

Furthermore, the undersigned may sell shares of Common Stock of the Company purchased by the undersigned on the open market following the offering of the Securities if and only if (a) such sales are not required to be reported in any public report or filing with the Securities and Exchange Commission, or otherwise, and (b) the undersigned does not otherwise voluntarily effect any public filing or report regarding such sales.

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the Lock-Up Securities except in compliance with the foregoing restrictions. The undersigned understands that the Company and the Underwriters are relying upon this lock-up agreement in proceeding toward consummation of the offering of the Securities.

If for any reason (1) the Underwriters receive written notice from the Company that it does not intend to proceed with the Offering, (2) the Underwriting Agreement does not become effective as of March 31, 2015 or (3) the Underwriting Agreement (other than the provisions thereof that survive termination) shall terminate or be terminated prior to the Closing Date (as defined in the Underwriting Agreement), this lock-up agreement shall likewise be terminated and the undersigned released from its obligations hereunder.

Very truly yours,

Signature:
Print Name:

D-2-3

Exhibit D-3

[Form of lock-up from directors, officers or other individual stockholders pursuant to Section 5(l)]

InfraREIT, Inc. Lock-Up Agreement

Merrill Lynch, Pierce, Fenner & Smith

                     Incorporated

Citigroup Global Markets Inc.

as Representatives of the several

Underwriters to be named in the

within-mentioned Underwriting Agreement

c/o Merrill Lynch, Pierce, Fenner & Smith

                            Incorporated

One Bryant Park

New York, New York 10036

Re:	InfraREIT, Inc.– Lock-Up Agreement

Ladies and Gentlemen:

The undersigned understands that you, as representatives, propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) on behalf of the several Underwriters to be named in Schedule I to such agreement (the “Underwriters”), with InfraREIT, Inc., a Maryland corporation (the “Company”), InfraREIT Partners, LP, a Delaware limited partnership (the “Operating Partnership”), and the other parties thereto, providing for the public offering (the “Offering”) of shares (the “Securities”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”). In consideration of the agreement by the Underwriters to offer and sell the Securities, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each Underwriter that, during the period beginning on the date hereof and ending on the date that is [180 days]1 from the date of the Underwriting Agreement, the undersigned will not, without the prior written consent of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and Citigroup Global Markets Inc. (“Citigroup”), directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares of the Company’s Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, including, without limitation, (a) limited liability company interests of InfraREIT, L.L.C., a Delaware limited liability company (“InfraREIT LLC”), designated “common shares,” (b) limited liability company interests of InfraREIT LLC designated “Class C common shares,” (c) common units of limited partnership interests, (d) Class A units of limited partnership interests (“Class A Units”), (e) Class B units of limited partnership interests (“Class B Units”), (f) Class C units of limited partnership interests (together with the Class A Units and Class B Units, the “Classified Units”), (g) profit interest partnership units, (h) shares of Class A common stock, $0.01 par value per share (“Class A Common Stock”), (i) shares of redeemable Class A common stock, $0.01 par value per share (“Redeemable Class A Common Stock”), and (j) shares of Class C common stock, $0.01 par value per share (together with the Class A Common Stock and Redeemable Class A Common Stock, the “Classified Stock”), whether now owned or hereafter acquired by the

[1]	Twelve months for directors and officers.

D-3-1

undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition (collectively, the “Lock-Up Securities”), or exercise any right with respect to the registration of any of the Lock-up Securities, or file or cause to be filed any registration statement in connection therewith, under the Securities Act of 1933, as amended, or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Lock-Up Securities, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise.

Notwithstanding the foregoing, the undersigned may transfer the Lock-Up Securities without the prior written consent of Merrill Lynch and Citigroup, provided that such transfer meets each of the following four conditions: (1) Merrill Lynch and Citigroup receive or are in possession of a signed lock-up agreement for the balance of the lockup period from each donee, trustee, distributee, or transferee, as the case may be, (2) any such transfer shall not involve a disposition for value (other than such transfers made pursuant to clause (iv) or (v) below and other than such transfers by the undersigned, as long as the undersigned is not a director or an officer of the Company or InfraREIT LLC, to a person that has executed and delivered a signed lock-up agreement to Merrill Lynch and Citigroup), (3) such transfers are not required to be reported with the Securities and Exchange Commission on Form 4 in accordance with Section 16 of the Securities Exchange Act of 1934, as amended (other than such transfers made pursuant to clause (iv) or (v) below), and (4) the undersigned does not otherwise voluntarily effect any public filing or report regarding such transfers; provided, further, that such transfer meets one or more of the following conditions:

(i)	it is as a bona fide gift or gifts;

(ii)	it is a transfer to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned (for purposes of this lock-up agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin);

(iii)	it is a transfer to the undersigned’s affiliates or to any investment fund or other entity controlled or managed by the undersigned;

(iv)	it is a transfer by operation of the provisions in the Company’s charter or InfraREIT LLC’s limited liability company agreement restricting transfer and ownership of capital stock of the Company or limited liability company interests of InfraREIT LLC, respectively; or

(v)	it is a transfer in connection with (a) the Merger (as described under the heading “Description of Our Capital Stock—Reorganization” in the preliminary prospectus that forms part of the registration statement relating to the offering of the Securities), (b) the share and unit split to occur on or around the date of effectiveness of the registration statement relating to the offering of the Securities (as described under the heading “Explanatory Note” in the preliminary prospectus that forms part of the registration statement relating to the offering of the Securities), or (c) the cancellation, conversion or exchange of the Classified Units or Classified Stock on or around the closing of the Offering or on or around the 32-day anniversary of the closing of the Offering (as described under the heading “Description of Our Capital Stock—Reorganization” in the preliminary prospectus that forms part of the registration statement relating to the offering of the Securities).

D-3-2

Furthermore, the undersigned may sell shares of Common Stock of the Company purchased by the undersigned on the open market following the offering of the Securities if and only if (a) such sales are not required to be reported in any public report or filing with the Securities and Exchange Commission, or otherwise, and (b) the undersigned does not otherwise voluntarily effect any public filing or report regarding such sales.

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the Lock-Up Securities except in compliance with the foregoing restrictions. The undersigned understands that the Company and the Underwriters are relying upon this lock-up agreement in proceeding toward consummation of the offering of the Securities.

If for any reason (1) the Underwriters receive written notice from the Company that it does not intend to proceed with the Offering, (2) the Underwriting Agreement does not become effective as of March 31, 2015 or (3) the Underwriting Agreement (other than the provisions thereof that survive termination) shall terminate or be terminated prior to the Closing Date (as defined in the Underwriting Agreement), this lock-up agreement shall likewise be terminated and the undersigned released from its obligations hereunder.

Very truly yours,

Signature:
Print Name:

D-3-3